UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 18, 2018
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17855 Dallas Parkway, Suite 400, Dallas, Texas	75287
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (888) 399-1995
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
On December 18, 2018, Campus Merger Sub Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Cambium Holding Corp. (formerly known as Campus Holding Corp.), a Delaware corporation ("Parent"), completed its merger (the "Merger") with and into Cambium Learning Group, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Agreement and Plan of Merger, dated as of October 12, 2018 (the "Merger Agreement"), by and among Parent, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Veritas Capital Fund Management, L.L.C., ("Veritas") and is beneficially owned by such funds and certain other investors.
Item 1.02. Termination of Material Definitive Agreement.
Effective as of December 18, 2018 and contingent upon the consummation of the Merger, the Company terminated the Company’s 2009 Equity Incentive Plan.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in the Introduction to this Current Report on Form 8-K (the "Introduction") is incorporated into this Item 2.01 by reference. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.
At the Effective Time of the Merger, each share of common stock, par value $0.001 per share, of the Company (the "Common Stock") issued and outstanding immediately prior to the Effective Time (other than each share of Company Common Stock held by the Company as treasury stock or owned by Parent, Merger Sub or any Subsidiary of the Company or Parent (other than Merger Sub) and dissenting shares) was cancelled and extinguished and converted into the right to receive cash in an amount equal to $14.50, without interest thereon or dividends (the "Per Share Price").
The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 15, 2018.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introduction and under Item 2.01 hereof is incorporated herein by reference.
In connection with the closing of the Merger, the Company notified the NASDAQ Capital Market ("Nasdaq") on December 18, 2018 that each outstanding share of Common Stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement as set forth under Item 2.01 hereof, and requested that Nasdaq file a Form 25 with the Securities and Exchange Commission to remove the Common Stock from listing on Nasdaq and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in the Introduction and under Item 2.01 hereof is incorporated herein by reference.
Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement, as set forth Item 2.01 hereof, into the right to receive the Per Share Price.
Item 5.01 Changes in Control of Registrant.
The information set forth in the Introduction and under Item 2.01 hereof is incorporated herein by reference.
As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The total amount of funds necessary to complete the Merger and the related transactions was approximately $900 million. The purchase price was funded by equity financing from affiliates of Veritas and other co-investors of approximately $450 million and debt financing from Royal Bank of Canada, RBC Capital Markets, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Barclays Bank PLC, Bank of Montreal, certain of their respective affiliates and certain other lenders of approximately $450 million.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 2.01 hereof is incorporated herein by reference.
Effective upon completion of the Merger, the following persons became directors of the Company: Ramzi M. Musallam, Brian J. Gorczynski and Daniel H. Sugar. John Campbell, who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company. As a result of the Merger David Bainbridge, Walter G. Bumphus, Clifford Chiu, Carolyn W. Getridge, Thomas Kalinske, Jeffrey T. Stevenson and Joseph Walsh ceased to be directors of the Company.

As a result of the Merger, the following persons were removed as officers of the Company: Joseph Walsh, Executive Vice President; Jeffrey T. Stevenson, Assistant Treasurer; and David Bainbridge, Assistant Secretary. The other officers of the Company immediately prior to the effective time of the Merger continued as officers of the Company following the Merger.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.
Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.
Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.
Item 8.01. Other Events.
On December 18, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cambium Learning Group, Inc.
3.2	Amended and Restated Bylaws of Cambium Learning Group, Inc.
99.1	Press Release of Cambium Learning Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambium Learning Group, Inc.

December 18, 2018	/s/ Barbara Benson
Name: Barbara Benson
Title: Chief Financial Officer